AXA PREMIER VIP TRUST

SUPPLEMENT DATED FEBRUARY 28, 2007 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006,

AS REVISED AND SUPPLEMENTED ON MAY 31, 2006

This Supplement updates the above-referenced Statement of Additional Information (“SAI”) of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The purpose of this Supplement is to provide you with information regarding a change of Advisers, effective as of January 12, 2007, to the following portfolios of the Trust: (i) AXA Premier VIP Aggressive Equity Portfolio and (ii) AXA Premier VIP Large Cap Growth Portfolio and a new portfolio manager for the AXA Premier VIP Large Cap Value Portfolio.

In Appendix B, the following portfolio manager information for ClearBridge Advisors, LLC (“ClearBridge”) replaces the portfolio manager information for MFS Investment Management with respect to the AXA Premier VIP Aggressive Equity Portfolio:

AXA Premier VIP Aggressive Equity Portfolio (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of November 30, 2006.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
ClearBridge Advisors, LLC (“Adviser”)
Richard Freeman	13	$13.77 Billion	2	$0.47 Billion	117,272	$14.01 Billion	0	N/A	0	N/A	0	N/A
Evan Bauman	1	$0.28 Billion	2	$0.47 Billion	117,820	$14.66 Billion	0	N/A	0	N/A	0	N/A

Description of any material conflicts

Actual or potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Compensation

ClearBridge Advisors, LLC (“ClearBridge”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of

ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

Ownership of Securities of the Portfolio as of November 30, 2006

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Richard Freeman	X
Evan Bauman	X

In Appendix C, the proxy voting policy of ClearBridge as presented below, is included.

CITIGROUP ASSET MANAGEMENT (CAM)

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AND RESTATED AS OF MAY 2006

I.	TYPES OF ACCOUNTS FOR WHICH CAM VOTES PROXIES
II.	GENERAL GUIDELINES
III.	HOW CAM VOTES
IV.	CONFLICTS OF INTEREST
V.	VOTING POLICY

(1)	Election of directors
(2)	Proxy contests
(3)	Auditors
(4)	Proxy contest defenses
(5)	Tender offer defenses
(6)	Miscellaneous governance provisions
(7)	Capital structure
(8)	Executive and director compensation
(9)	State of incorporation
(10)	Mergers and corporate restructuring

(11)	Social and environmental issues
(12)	Miscellaneous

VI.	OTHER CONSIDERATIONS

(1)	Share Blocking
(2)	Securities on Loan

VII.	DISCLOSURE OF PROXY VOTING

VIII.	RECORDKEEPING AND OVERSIGHT

CITIGROUP ASSET MANAGEMENT1 (CAM)

Proxy Voting Policies and Procedures

I.	TYPES OF ACCOUNTS FOR WHICH CAM VOTES PROXIES

Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise; votes proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser with the power to vote proxies; and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on CAM by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CAM VOTES

Section V of these policies and procedures set forth certain stated positions. In the case of a proxy issue for which there is a stated position we generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we considers in voting on such issue, we votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that we considers in voting on such issue, we votes on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes in accordance with our stated positions, but we are not required to follow any such recommendations. However, a particular business unit or investment team may utilize such an external service provider with the intention of following the recommendations of such service provider in all or substantially all cases, even where our policies do not contain a stated position. The use of an external service provider does not relieve the business unit of its responsibility for the proxy vote.

[1]

Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

IV.	CONFLICTS OF INTEREST

In furtherance of CAM’s goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.

(1)	Procedures for Identifying Conflicts of Interest

CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

A.	The policy memorandum attached hereto as Appendix A will be distributed periodically to CAM employees. The policy memorandum alerts CAM employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

B.	CAM Financial Control shall maintain and make available to CAM Compliance and proxy voting personnel an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of CAM’s annual revenues. CAM relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

C.	As a general matter, CAM takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer because CAM operates as an independent business unit from other Legg Mason business units and because of the existence of information barriers between CAM and certain other Legg Mason business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Legg Mason and an issuer present a conflict of interest for CAM with respect to such issuer. As noted in Section IV. (1) A., CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Legg Mason business unit or Legg Mason officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies

D.	Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to Section IV. (1) A. and C. and by CAM Financial Control pursuant to Section IV. (1) B., CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Voting Committee described in Section IV. (2) because CAM’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

(2)	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

A.	CAM shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such CAM personnel as are designated from time to time. The current members of the Proxy Voting Committee are set forth on Appendix B hereto.

B.	All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Voting Committee by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

C.	The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. CAM Compliance shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

D.	If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

E.	If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

i.	disclosing the conflict to clients and obtaining their consent before voting;

ii.	suggesting to clients that they engage another party to vote the proxy on their behalf;

iii.	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

iv.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

CAM Compliance shall maintain a written record of the method used to resolve a material conflict of interest.

(3)	Third Party Proxy Voting Firm—Conflicts of Interests

With respect to a third party proxy voting firm described herein, CAM will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that CAM’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

(1)	Election of Directors

Voting on Director Nominees in Uncontested Elections.

1.	We vote for director nominees.

Chairman and CEO is the Same Person.

1.	We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

Majority of Independent Directors

1.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

2.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Stock Ownership Requirements

1.	We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office

1.	We vote against shareholder proposals to limit the tenure of independent directors.

Director and Officer Indemnification and Liability Protection

1.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

2.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

3.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

Director Qualifications

1.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

2.	We vote against shareholder proposals requiring two candidates per board seat.

(2)	Proxy Contests

A.	Voting for Director Nominees in Contested Elections

1.	We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

B.	Reimburse Proxy Solicitation Expenses

1.	We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

(3)	Auditors

A.	Ratifying Auditors

1.	We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

B.	Financial Statements and Director and Auditor Reports

1.	We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

C.	Remuneration of Auditors

1.	We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

D.	Indemnification of Auditors

1.	We vote against proposals to indemnify auditors.

(4)	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

1.	We vote against proposals to classify the board.

2.	We vote for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

1.	We vote against proposals that provide that directors may be removed only for cause.

2.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

3.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

1.	We vote against proposals to eliminate cumulative voting.

2.	We vote for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

1.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

2.	We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

1.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

2.	We vote for proposals to allow or make easier shareholder action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

1.	We vote for proposals that seek to fix the size of the board.

2.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

G.	Advance Notice Proposals

1.	We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

H.	Amendment of By-Laws

1.	We vote against proposals giving the board exclusive authority to amend the by-laws.

2.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

I.	Article Amendments (not otherwise covered by CAM Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

(5)	Tender Offer Defenses

A.	Poison Pills

1.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

2.	We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

3.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision—poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

B.	Fair Price Provisions

1.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

2.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.	Greenmail

1.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

2.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

1.	We vote against dual class exchange offers.

2.	We vote against dual class re-capitalization.

E.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Supermajority Shareholder Vote Requirement to Approve Mergers

1.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

G.	White Squire Placements

1.	We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6)	Miscellaneous Governance Provisions

A.	Confidential Voting

1.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

B.	Equal Access

1.	We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.	Bundled Proposals

1.	We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.	Shareholder Advisory Committees

1.	We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

E.	Other Business

We vote for proposals that seek to bring forth other business matters.

F.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

G.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

(7)	Capital Structure

A.	Common Stock Authorization

1.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

2.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

a)	Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

b)	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

3.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

B.	Stock Distributions: Splits and Dividends

1.	We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.	Reverse Stock Splits

1.	We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.	Blank Check Preferred Stock

1.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

2.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

3.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

E.	Adjust Par Value of Common Stock

1.	We vote for management proposals to reduce the par value of common stock.

F.	Preemptive Rights

1.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

a)	Size of the Company.

b)	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

c)	Percentage of the rights offering (rule of thumb less than 5%).

2.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

G.	Debt Restructuring

1.	We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

H.	Share Repurchase Programs

1.	We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I.	Dual-Class Stock

1.	We vote for proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

J.	Issue Stock for Use with Rights Plan

1.	We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

L.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

(8)	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A.	OBRA-Related Compensation Proposals

1.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

a)	We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

2.	Amendments to Added Performance-Based Goals

a)	We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

3.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

a)	We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

4.	Approval of Cash or Cash-and-Stock Bonus Plans

a)	We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

B.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

C.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

D.	Shareholder Proposals to Limit Executive and Director Pay

1.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

2.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

E.	Golden Parachutes

1.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

2.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

F.	Employee Stock Ownership Plans (ESOPs)

1.	We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

G.	401(k) Employee Benefit Plans

1.	We vote for proposals to implement a 401(k) savings plan for employees.

H.	Stock Compensation Plans

1.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

2.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

I.	Directors Retirement Plans

1.	We vote against retirement plans for nonemployee directors.

2.	We vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

J.	Management Proposals to Reprice Options

1.	We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

K.	Shareholder Proposals Recording Executive and Director Pay

1.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

2.	We vote against shareholder proposals requiring director fees be paid in stock only.

3.	We vote for shareholder proposals to put option repricing to a shareholder vote.

4.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9)	State/Country of Incorporation

A.	Voting on State Takeover Statutes

1.	We vote for proposals to opt out of state freezeout provisions.

2.	We vote for proposals to opt out of state disgorgement provisions.

B.	Voting on Re-incorporation Proposals

1.	We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

C.	Control Share Acquisition Provisions

1.	We vote against proposals to amend the charter to include control share acquisition provisions.

2.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3.	We vote for proposals to restore voting rights to the control shares.

4.	We vote for proposals to opt out of control share cashout statutes.

(10)	Mergers and Corporate Restructuring

A.	Mergers and Acquisitions

1.	We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

B.	Corporate Restructuring

1.	We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

C.	Spin-offs

1.	We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales

1.	We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations

1.	We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

1.	We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name

1.	We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

H.	Conversion of Securities

1.	We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

I.	Stakeholder Provisions

1.	We vote against proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

(11)	Social and Environmental Issues

A.	In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

1.	whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

2.	the percentage of sales, assets and earnings affected;

3.	the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

4.	whether the issues presented should be dealt with through government or company-specific action;

5.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

6.	whether the company's analysis and voting recommendation to shareholders is persuasive;

7.	what other companies have done in response to the issue;

8.	whether the proposal itself is well framed and reasonable;

9.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

10.	whether the subject of the proposal is best left to the discretion of the board.

B.	Among the social and environmental issues to which we apply this analysis are the following:

1.	Energy and Environment

2.	Equal Employment Opportunity and Discrimination

3.	Product Integrity and Marketing

4.	Human Resources Issues

(12)	Miscellaneous

A.	Charitable Contributions

1.	We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

B.	Operational Items

1.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

2.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

4.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

5.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

6.	We vote against proposals to approve other business when it appears as voting item.

C.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

D.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

E.	Stock (Scrip) Dividend Alternatives

1.	We vote for most stock (scrip) dividend proposals.

2.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(13)	CAM has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that CAM has proxy voting authority with respect to shares of registered investment companies, CAM shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. (1) through (12).

The voting policy guidelines set forth in this Section V may be changed from time to time by CAM in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, CAM may determine not to vote proxies on behalf of a client because CAM believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which CAM may determine not to vote proxies on behalf of a client include:

(1)	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, CAM will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2)	Securities on Loan

Certain clients of CAM, such as an institutional client or a mutual fund for which CAM acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. CAM typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, CAM will request that the client recall shares that are on loan so that such shares can be voted if CAM believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g. foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of CAM and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

CAM employees may not disclose to others outside of CAM (including employees of other Legg Mason business units) how CAM intends to vote a proxy absent prior approval from CAM Legal/Compliance, except that a CAM investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how it intends to vote without obtaining prior approval from CAM Legal/Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by CAM personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) CAM has voting power with respect to less than 5% of the outstanding common stock of the company.

If a CAM employee receives a request to disclose CAM’s proxy voting intentions to, or is otherwise contacted by, another person outside of CAM (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify CAM Legal/Compliance.

VIII.	RECORD KEEPING AND OVERSIGHT

CAM shall maintain the following records relating to proxy voting:

-	a copy of these policies and procedures;

-	a copy of each proxy form (as voted);

-	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

-	documentation relating to the identification and resolution of conflicts of interest;

-	any documents created by CAM that were material to a proxy voting decision or that memorialized the basis for that decision; and

-	a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

Each adviser to a United States Registered Investment Company shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, CAM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

CAM Compliance will review the proxy voting process, record retention and related matters on a periodic basis.

Appendix A

Memorandum

To:	All CAM Employees

From:	Legal and Compliance

Date:	May , 2006

Re:	Updated CAM Proxy Voting Policies and Procedures Conflicts of Interest with respect to Proxy Voting

Citigroup Asset Management (CAM) currently has in place proxy voting policies and procedures designed to ensure that CAM votes proxies in the best interest of client accounts. Accompanying this memorandum is a copy of CAM’s Proxy Voting Policies and Procedures that have been updated, effective as of May 2006. The proxy voting policies and procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser’s fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CAM EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CAM IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE’S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CAM’S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CAM COMPLIANCE.

The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of CAM’s stated position on certain types of proxy issues and the factors and considerations taken into account by CAM in voting on certain other types of proxy issues.

While, as described in Section IV of the updated policies and procedures, CAM will seek to identify significant CAM client relationships and significant, publicized non-CAM Legg Mason affiliate client relationships1 which could present CAM with a conflict of interest in voting proxies, all CAM employees must play an important role in helping our organization identify potential conflicts of interest that could impact CAM’s proxy voting. CAM employees need to (i) be aware of the potential for conflicts of interest on the part of CAM in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) bring conflicts of interest of which they become aware to the attention of a CAM compliance officer.

A conflict of interest arises when the existence of a personal or business relationship on the part of CAM or one of its employees or special circumstances that arise during the conduct of CAM’s business might influence, or appear to influence, the manner in which CAM decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a CAM employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of “special circumstances” would be explicit or implicit pressure exerted by a CAM relationship to try to influence CAM’s vote on a proxy with respect to which the CAM relationship is the issuer. Another example would be a situation in which there was contact between CAM and non-CAM personnel in which the non-CAM Legg Mason personnel, on their own initiative or at the prompting of a client of a non-CAM unit of Legg Mason, tried to exert pressure to influence CAM’s proxy vote2. Of

[1,2]

As a general matter, CAM takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units. CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for CAM. You are encouraged to raise and discuss with CAM Compliance particular facts and circumstances that you believe may raise conflict of interest issues for CAM.

As described in Section IV of the updated policies and procedures, CAM has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by CAM Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted3. As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that CAM employees should report all conflicts of interest of which they become aware to CAM Compliance. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

The obligation of CAM employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of CAM Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the CAM employee. Please consult with a CAM Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. As noted, CAM seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Voting Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause CAM to consider whether non-CAM relationships between a Legg Mason affiliate and an issuer present a conflict of interest for CAM with respect to such issuer.

[3]

Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Voting Committee because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

Appendix B

Proxy Voting Committee Members

Investment Management Representatives

Greg Komansky

Peter Vanderlee

Legal Representatives

George Shively

Leonard Larrabee

Thomas Mandia

Compliance Representatives

Barbara Manning

Brian Murphy

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

In Appendix B, the following portfolio manager information with respect to T. Rowe Price Associates, Inc. (“T. Rowe Price”) replaces the portfolio manager information for AllianceBernstein L.P. with respect to the AXA Premier VIP Large Cap Growth Portfolio:

AXA Premier VIP Large Cap Growth Portfolio (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of November 30, 2006.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
T. Rowe Price Associates, Inc. (“Adviser”)
Robert W. Sharps	6	$1.2 Billion	5	$523 Million	28	$2.8 Billion	0	N/A	0	N/A	0	N/A

Description of any material conflicts

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section below, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities of the Portfolio as of November 30, 2006

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Robert W. Sharps	X

In Appendix C, the proxy voting policy of T. Rowe as presented below, is included.

T. ROWE PRICE PROXY VOTING—PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

In Appendix B, the following portfolio manager information for AllianceBernstein (“ClearBridge”) replaces the existing disclosure with respect to the AXA Premier VIP Large Cap Value Portfolio:

AXA Premier VIP Large Cap Value Portfolio (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of November 30, 2006.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AllianceBernstein L.P. (“Adviser”)
Marilyn Fedak	98	$50.53 Billion	124	$28.65 Billion	39,289	$169.87 Billion	3	$10.85 Billion	4	$859.88 Million	118	$24.51 Billion
John Mahedy	98	$50.53 Billion	124	$28.65 Billion	39,289	$169.87 Billion	3	$10.85 Billion	4	$859.88 Million	118	$24.51 Billion
John Phillips	38	$20.99 Billion	18	$3.76 Billion	38,631	$57.89 Billion	1	$6.89 Billion	0	N/A	13	$3.26 Billion
Chris Marx	38	$20.99 Billion	18	$3.76 Billion	38,631	$57.89 Billion	1	$6.89 Billion	0	N/A	13	$3.26 Billion

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[2]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities of the Portfolio as of November 30, 2006

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Marilyn Fedak	X
John Mahedy	X
John Phillips	X
Chris Marx	X

[2]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.